UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2020

DOCUMENT SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Canal View Boulevard Suite 104 Rochester, NY	14623
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 par value per share	DSS	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

On August 27, 2020, Document Security Systems, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report (i) the completion of its acquisition of Impact BioMedical, Inc. (“Impact BioMedical”) and (ii) the filing of a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of New York to increase the number of authorized shares of the Company, including 200,000,000 shares of preferred stock, par value $0.02 (the “Preferred Stock”), in connection with the acquisition. This Amendment No. 1 to the Original Form 8-K amends and supplements the Initial Form 8-K (i) to include financial statements and pro forma financial information permitted to be filed by amendment no later than 71 calendar days after the date that the Initial Form 8-K was required to be filed with the Securities and Exchange Commission and (ii) to disclose that the Company has filed a Certificate of Correction with the Secretary State of New York to correct the number of authorized shares of Preferred Stock to 46,868. No other modifications to the Original 8-K are being made by this Amendment No. 1. This Amendment No. 1 should be read in connection with the Original 8-K.

The foregoing description of the Certificate of Correction does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Correction, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

On August 18, 2020, the Company filed with the Secretary of State of the State of new York a Certificate of Amendment to increase the authorized number of shares of the Company, including 200,000,000 shares of Preferred Stock (the “Certificate of Amendment”). On November 5, 2020, the Company filed a Certificate of Correction of the Certificate of Amendment with the Secretary of State of the State of New York to correct the prior Certificate of Amendment to state that the correct number of authorized shares of the Company is 200,046,868, consisting of 200,000,000 shares of common stock, par value $0.02, and 46,868 shares of Preferred Stock, of which all 46,868 shares were designated as Series A Convertible Preferred Stock. In the interim, no shares of Preferred Stock were issued by the Company in excess of the Company’s 46,868 authorized shares of Preferred Stock.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited condensed interim consolidated financial statements of Impact BioMedical, which include the consolidated balance sheets as of June 30, 2020 and December 31, 2019, the consolidated statement of operations for the three and six months ended June 30, 2020 and June 30, 2019, the consolidated statements of stockholders’ equity for the period ended June 30, 2020 and June 30, 2019, the consolidated statements of cash flows for the six months ended June 30, 2020 and June 30, 2019, and the notes related thereto, are included as Exhibit 99.1 and to this Current Report on Form 8-K and incorporated herein by reference.

(b) Pro Forma Financial Information.

The Company and Impact BioMedical’s unaudited pro forma condensed combined financial statements, which include the unaudited pro forma condensed combined balance sheet as of June 30, 2020, the unaudited pro forma condensed combined statement of operations for the three and six months ended June 30, 2020, and the notes related thereto, are included as Exhibit 99.2 and incorporated herein by reference.

(d)	Exhibits

Number	Description
3.1	Certificate of Correction to the Certificate of Amendment of Certificate of Incorporation of Document Security Systems, Inc.
99.1	Impact BioMedical’s unaudited condensed interim consolidated financial statement and the notes related thereto for the period ended June 30, 2020.
99.2	Unaudited pro forma condensed combined financial statements of DSS and Impact BioMedical and the notes related thereto for the period ended June 30, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

Dated: November 6, 2020	By:	/s/ Frank D. Heuszel
	Name:	Frank D. Heuszel
	Title:	Chief Executive Officer